VAN KAMPEN UNIT TRUSTS, SERIES 1230

      The Dow Jones Total Market Portfolio, Enhanced Index Strategy 2012-3

           Enhanced Sector Strategy, Sector Rotation Portfolio 2012-3

                Supplement to the Prospectus dated June 8, 2012

   Notwithstanding anything to the contrary in the prospectus, the stock of Knight Capital Group, Inc. has been liquidated from both of the Portfolios set forth above, following a determination that retention of this stock would be detrimental to each Portfolio.

Supplement Dated:     August 3, 2012